CFO CERTIFICATION PURSUANT TOSECTION
302 OF THE SARBANES-OXLEY ACT OF 2002

I, John Fonseca, certify that:
     1.  I have reviewed this Report on Form 10-K of  TMP Inland Empire VI, Ltd.

      .  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
     2   circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      .  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
     3   operations and cash flows of the registrant as of, and for, the periods presented in this report;

      .  The registrant's other certifying officer(s) and I are responsible for establishing and
     4   maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
         15d-15(e)) for the registrant and have:

               .  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material
              a   information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               .  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure
              b   controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               .  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the
              c   registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

      .  The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the
     5   audit committee of the registrant's board of directors (or persons performing the equivalent functions):

               .  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely
              a   affect the registrant's ability to record, process, summarize and report financial information; and

              b.  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

    /s/ John Fonseca
By: [GRAPHIC OMITTED]

    John Fonseca

    Chief Financial Officer

Date: March 28, 2005